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Filed Pursuant to Rule 497
Registration No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated December 22, 2014
to
Prospectus dated April 30, 2014

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 36 of the Prospectus before you decide to invest in our common shares.

 Risk Factors

Management's Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

This supplement supplements and amends the section of the Prospectus entitled "Risk Factors—Risks Related to Debt Financing—We are subject to risks associated with our debt securitization facility" by adding the following immediately after the third paragraph of such risk factor and by updating, as appropriate, the information set forth in each of the sub-risk factors thereunder. This supplement also supplements and amends the sections of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Goldman Financing" and "Senior Securities—Goldman Financing" by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

        On December 15, 2014, through Gladwyne Funding and Strafford Funding, we amended our debt financing arrangement with Goldman to increase the maximum amount available to us from $225,000 to $325,000.

        In connection with the increase in the amount available under the debt financing arrangement, on December 15, 2014, Gladwyne Funding entered into a First Supplemental Indenture with Citibank, as trustee (the "First Supplemental Indenture," and, together with the Indenture, dated as of September 11, 2014, by and between Gladwyne Funding and Citibank, the "Indenture"), to increase the aggregate principal amount of Notes that may be issued by Gladwyne Funding from time to time to Strafford Funding under the Indenture to $577,750 from $400,000. Strafford Funding previously purchased $336,200 of Notes and, from time to time on and after the date of the First Supplemental Indenture, will purchase the remaining Notes, in each case, from Gladwyne Funding at a purchase price equal to their par value.

        Strafford Funding amended the terms of its repurchase transaction with Goldman, pursuant to an Amended and Restated Master Confirmation, dated as of December 15, 2014 (together, with the master repurchase agreement and the related annex thereto, each dated as of September 11, 2014, between Strafford Funding and Goldman, the "Amended Goldman

Facility"), to provide that, among other things, on one or more occasions beginning December 15, 2014 to but excluding March 15, 2015, Goldman will purchase the additional Notes held by Strafford Funding at the same discount applicable under the original transaction (56.25% of the principal amount of Notes purchased). The maximum principal amount of Notes that may be purchased under the Amended Goldman Facility increased commensurately with the increase to the maximum amount of Notes that may be issued under the Indenture, to $577,750 from $400,000. Accordingly, the aggregate maximum amount payable to Strafford Funding under the Amended Goldman Facility increased to $325,000 from $225,000. Strafford Funding intends to enter into repurchase transactions under the Amended Goldman Facility before March 15, 2015 with respect to the entire $241,550 principal amount of Notes not previously purchased by Strafford Funding and sold to Goldman.

        Strafford Funding will repurchase the Notes sold to Goldman under the Amended Goldman Facility no later than September 15, 2017. The repurchase price paid by Strafford Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased Notes, plus financing fees accrued at the applicable pricing rate under the Amended Goldman Facility. Through March 15, 2015, financing fees will accrue on the greater of $225,000 or the aggregate purchase price paid by Goldman for such Notes. Thereafter, financing fees will accrue on $325,000 (even if the aggregate purchase price paid for Notes purchased by Goldman is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Amended Goldman Facility.

        Goldman may require Strafford Funding to post cash collateral if the market value of the Notes (measured by reference to the market value of Gladwyne Funding's portfolio of assets) declines and is less than the required margin amount under the Amended Goldman Facility. In such event, in order to satisfy any such margin-posting requirements, Strafford Funding intends to borrow funds from us pursuant to an uncommitted Amended and Restated Revolving Credit Agreement, dated as of December 15, 2014, between Strafford Funding, as borrower, and us, as lender (the "Amended Revolving Credit Agreement"), which amends and restates the Revolving Credit Agreement, dated as of September 11, 2014, between us and Strafford Funding. The maximum borrowings under the Amended Revolving Credit Agreement increased to $325,000 from $225,000.

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Risk Factors
Management's Discussion and Analysis of Financial Condition and Results of Operations Senior Securities